UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 14, 2004

RENOVIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50564	94-3353740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Corporate Drive South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(650) 266-1400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 14, 2004, Renovis publicly disseminated a press release announcing that AstraZeneca, exclusive licensee of CEROVIVE (NXY-059), will continue as planned with the Phase III trials (SAINT I and II) to determine the drug’s effect on disability and neurological recovery in acute ischemic stroke patients. This decision is based upon a recommendation from the Independent Data and Safety Monitoring Board (IDMB) and the trial Steering Committee.

The foregoing description is qualified in its entirety by reference to the Renovis’ Press Release dated October 14, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Registrant’s Press Release dated October 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2004	RENOVIS, INC.

	By:	/s/ John Doyle
	Name:	John Doyle
	Title:	Vice President Finance and Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED October 14, 2004

Exhibit	Description
99.1	Registrant’s Press Release dated October 14, 2004